Exhibit 99.1
GameStop Reports Financial Results for Q3 2021

Grapevine, Texas (December 8, 2021) - GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today released financial results for the third quarter ended October 30, 2021. The Company’s condensed and consolidated financial statements, including GAAP and non-GAAP results, are below. The Company’s Form 10-Q and supplemental information can be found at http://investor.GameStop.com.

THIRD QUARTER OVERVIEW

•Net sales were $1.297 billion for the quarter, compared to $1.005 billion in the prior year’s third quarter.

•Sales attributable to new and expanded brand relationships, such as Samsung, LG, Razer, Vizio and others, contributed to the Company's growth in the quarter.

•Inventory was $1.141 billion at the close of the quarter, compared to $861 million at the close of the prior year’s third quarter, reflecting the Company’s focus on front-loading investments in inventory to meet increased customer demand and mitigate supply chain issues.

•Ended the period with cash and cash equivalents of $1.413 billion as well as no debt other than a $46.2 million low-interest, unsecured term loan associated with the French government’s response to COVID-19.

•Established new offices in Seattle, Washington and Boston, Massachusetts, which are technology hubs with established talent markets.

•Secured a new $500 million ABL facility, which closed in November just after the end of the third quarter, with improved liquidity and terms, including reduced borrowing costs, lighter covenants and additional flexibility.

WEBCAST AND CONFERENCE CALL INFORMATION

A webcast with management is scheduled for December 8, 2021, at 5:00 p.m. ET to discuss the Company’s third quarter activities and financial results. This call, along with supplemental information, can also be accessed at http://investor.GameStop.com. The phone number for the call is 877-451-6152 and the confirmation code is 13725350. This webcast will be archived for two months on GameStop’s investor relations website.

NON-GAAP MEASURES AND OTHER METRICS

As a supplement to the Company’s financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), GameStop may use certain non-GAAP measures, such as adjusted SG&A, adjusted operating income (loss), adjusted net income (loss), adjusted diluted earnings (loss) per share, adjusted EBITDA and free cash flow. The Company believes these non-GAAP financial measures provide useful information to investors in evaluating the Company’s core operating performance. Adjusted selling, general and administrative expenses (“Adjusted SG&A”), adjusted operating income (loss), adjusted net income (loss) and adjusted diluted earnings (loss) per share exclude the effect of items such as transformation costs, asset impairments, store closure costs, severance, as well as divestiture costs. Results reported as constant currency exclude the impact of fluctuations in foreign currency exchange rates by converting the Company’s local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company’s current period reported results. The Company’s definition and calculation of non-GAAP financial measures may differ from that of other companies. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - SAFE HARBOR

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, strategic and transformation initiatives, future operations, margins, profitability, sales growth, capital expenditures, liquidity, capital resources, expansion of technology expertise, and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for fiscal 2021, future financial and operating results, projections and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: macroeconomic pressures, including the effects of the COVID-19 pandemic on consumer spending and the Company’s financial results; the impact of the COVID-19 pandemic on the Company’s business and financial results; the economic, social and political conditions or civil unrest in the U.S. and certain international markets; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; the Company’s inability to keep pace with changing industry technology and consumer preferences; the impact of international events on the delivery of products to the Company’s suppliers; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, processing centers and consumers; the Company’s international operations; the Company’s dependence on sales during the holiday selling season; the decrease in popularity of certain types of video games containing graphic violence; the Company’s ability to improve the efficiency its global store base; the Company’s ability to renew or enter into new leases on favorable terms; the Company’s ability to maintain strong retail and e-commerce experiences for its customers; the Company’s strategic plans and transformation initiatives and the Company’s ability to achieve the desired results of its transformation initiatives within the anticipated time-frame or at all; enhanced risks as new business initiatives lead the Company to engage in new activities; the competitive nature of the Company’s industry, including competition from mass retailers, e-commerce businesses, and traditional store-based retailers; the adequacy of the Company’s management information systems; the Company’s reliance on centralized facilities for refurbishment of its pre-owned products; disruptions to the Company’s logistics capabilities or supply chain; the Company’s ability to react to trends in pop culture with regard to its sales of collectibles and dependence on licensed products for a substantial portion of such sales; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned video games; changes to tariff and import/export regulations; unfavorable changes in the Company’s global tax rate; legislative actions and changes in accounting rules; the Company’s ability to comply with federal, state, local and international laws and regulations and statues relating to product safety and consumer protection; government regulation of the internet, e-commerce and other aspects of the Company’s business; fluctuations in the Company’s results of operations from quarter to quarter; the restrictions contained in the agreement governing the Company’s revolving credit facility; the Company’s ability to generate sufficient cash flow to fund its operations; the Company’s ability to incur additional debt; turnover in senior management or the Company’s ability to attract and retain qualified personnel; recent turnover in the Company’s Board of Directors; the Company’s ability to maintain the security of its customer, associate or company information; potential damage to the Company’s reputation; the Company’s ability to maintain effective control over financial reporting; and potential future litigation and other legal proceedings. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's Quarterly Report on Form 10-Q for the quarter ended October 30, 2021 and other filings made from time to time with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

GameStop Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	13 Weeks Ended October 30, 2021	13 Weeks Ended October 31, 2020
Net sales	$1,296.6	$1,004.7
Cost of sales	978.0	728.4
Gross profit	318.6	276.3
Selling, general and administrative expenses	421.5	360.4
Gain on sale of assets	—	(21.1)
Operating loss	(102.9)	(63.0)
Interest expense, net	0.8	9.7
Loss from continuing operations before income taxes	(103.7)	(72.7)
Income tax expense (benefit)	1.7	(53.9)
Net loss	$(105.4)	$(18.8)

Loss per share:
Basic loss per share	$(1.39)	$(0.29)
Diluted loss per share	$(1.39)	$(0.29)

Weighted-average common shares outstanding:
Basic	75.9	65.2
Diluted	75.9	65.2

Percentage of Net Sales:

Net sales	100.0%	100.0%
Cost of sales	75.4	72.5
Gross profit	24.6	27.5
Selling, general and administrative expenses	32.5	35.9
Gain on sale of assets	—	(2.1)
Operating loss	(7.9)	(6.3)
Interest expense, net	0.1	0.9
Loss from continuing operations before income taxes	(8.0)	(7.2)
Income tax expense (benefit)	0.1	(5.4)
Net loss	(8.1)%	(1.8)%

GameStop Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	39 Weeks Ended October 30, 2021	39 Weeks Ended October 31, 2020
Net sales	$3,756.8	$2,967.7
Cost of sales	2,787.2	2,156.8
Gross profit	969.6	810.9
Selling, general and administrative expenses	1,170.7	1,095.1
Asset impairments	0.6	4.8
Gain on sale of assets	—	(32.4)
Operating loss	(201.7)	(256.6)
Interest expense, net	26.0	23.9
Loss from continuing operations before income taxes	(227.7)	(280.5)
Income tax expense	6.1	14.4
Net loss from continuing operations	(233.8)	(294.9)
Loss from discontinued operations, net of tax	—	(0.9)
Net loss	$(233.8)	$(295.8)

Basic loss per share:
Continuing operations	$(3.27)	$(4.54)
Discontinued operations	—	(0.01)
Basic loss per share	$(3.27)	$(4.56)

Diluted loss per share:
Continuing operations	$(3.27)	$(4.54)
Discontinued operations	—	(0.01)
Diluted loss per share	$(3.27)	$(4.56)

Weighted-average common shares outstanding:
Basic	71.5	64.9
Diluted	71.5	64.9

Percentage of Net Sales:

Net sales	100.0%	100.0%
Cost of sales	74.2	72.7
Gross profit	25.8	27.3
Selling, general and administrative expenses	31.2	36.9
Asset impairments	—	0.2
Gain on sale of assets	—	(1.1)
Operating loss	(5.4)	(8.7)
Interest expense, net	0.7	0.8
Loss from continuing operations before income taxes	(6.1)	(9.5)
Income tax expense	0.2	0.5
Net loss from continuing operations	(6.3)	(10.0)
Loss from discontinued operations, net of tax	—	—
Net loss	(6.3)%	(10.0)%

GameStop Corp.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	October 30, 2021	October 31, 2020
ASSETS:
Current assets:
Cash and cash equivalents	$1,413.0	$445.9
Restricted cash	39.5	140.7
Receivables, net	83.4	77.6
Merchandise inventories	1,140.9	861.0
Prepaid expenses and other current assets	236.3	126.7
Total current assets	2,913.1	1,651.9
Property and equipment, net of accumulated depreciation of $1,122.0, $1,175.3 and $1,117.7, respectively	179.6	193.0
Operating lease right-of-use assets	615.8	666.7
Deferred income taxes	—	29.2
Long-term restricted cash	15.6	16.0
Other noncurrent assets	37.9	44.6
Total assets	$3,762.0	$2,601.4

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$711.5	$440.2
Accrued liabilities and other current liabilities	608.5	654.1
Current portion of operating lease liabilities	211.9	212.9
Short-term debt, including current portion of long-term debt, net	1.4	244.5
Borrowings under revolving line of credit	—	25.0
Total current liabilities	1,533.3	1,576.7
Long-term debt, net	44.8	216.0
Operating lease liabilities	409.7	456.7
Other long-term liabilities	19.3	19.8
Total liabilities	2,007.1	2,269.2
Total stockholders’ equity	1,754.9	332.2
Total liabilities and stockholders’ equity	$3,762.0	$2,601.4

GameStop Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	13 Weeks Ended October 30, 2021	13 Weeks Ended October 31, 2020
Cash flows from operating activities:
Net loss	$(105.4)	$(18.8)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization (including amounts in cost of sales)	16.9	19.4
Stock-based compensation expense	6.2	2.2
Loss (gain) on disposal of property and equipment, net	1.4	(21.0)
Other	(0.8)	2.8
Changes in operating assets and liabilities:
Receivables, net	(15.2)	5.3
Merchandise inventories	(546.4)	(382.6)
Prepaid expenses and other current assets	(1.1)	(4.6)
Prepaid income taxes and income taxes payable	0.9	(58.1)
Accounts payable and accrued liabilities	351.7	272.6
Operating lease right-of-use assets and liabilities	(2.0)	(1.7)
Changes in other long-term liabilities	0.1	(0.1)
Net cash flows used in operating activities	(293.7)	(184.6)
Cash flows from investing activities:
Capital expenditures	(12.5)	(15.1)
Proceeds from sale of property and equipment	—	43.7
Other	(0.3)	(1.3)
Net cash flows (used in) provided by investing activities	(12.8)	27.3
Cash flows from financing activities:
Proceeds from French term loans	—	23.5
Repayments of revolver borrowings	—	(10.0)
Net cash flows provided by financing activities	—	13.5
Exchange rate effect on cash, cash equivalents and restricted cash	(1.0)	(12.2)
Decrease in cash, cash equivalents and restricted cash	(307.5)	(156.0)
Cash, cash equivalents and restricted cash at beginning of period	1,775.6	758.6
Cash, cash equivalents and restricted cash at end of period	$1,468.1	$602.6

GameStop Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	39 Weeks Ended October 30, 2021	39 Weeks Ended October 31, 2020
Cash flows from operating activities:
Net loss	$(233.8)	$(295.8)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	53.2	61.1
Loss (gain) on retirement of debt	18.2	(1.5)
Asset impairments	0.6	4.8
Stock-based compensation expense	20.7	6.1
Deferred income taxes	—	45.4
Loss (gain) on disposal of property and equipment, net	1.9	(30.6)
Other, net	(1.4)	4.1
Changes in operating assets and liabilities:
Receivables, net	21.0	65.8
Merchandise inventories	(545.2)	11.6
Prepaid expenses and other current assets	(5.1)	(2.9)
Prepaid income taxes and income taxes payable	(12.9)	11.7
Accounts payable and accrued liabilities	376.9	78.9
Operating lease right-of-use assets and liabilities	(18.1)	1.1
Changes in other long-term liabilities	—	(0.9)
Net cash flows used in operating activities	(324.0)	(41.1)
Cash flows from investing activities:
Capital expenditures	(40.7)	(32.6)
Proceeds from sale of property and equipment	—	95.5
Other	(0.4)	0.4
Net cash flows (used in) provided by investing activities	(41.1)	63.3
Cash flows from financing activities:
Proceeds from issuance of common stock, net of costs	1,672.8	—
Proceeds from French term loans	—	47.1
Borrowings from the revolver	—	150.0
Repayments of revolver borrowings	(25.0)	(125.0)
Payments of senior notes	(307.4)	(5.3)
Settlement of stock-based awards	(136.6)	(1.0)
Other	(0.1)	(0.3)
Net cash flows provided by financing activities	1,203.7	65.5
Exchange rate effect on cash, cash equivalents and restricted cash	(5.5)	1.4
Increase in cash, cash equivalents and restricted cash	833.1	89.1
Cash, cash equivalents and restricted cash at beginning of period	635.0	513.5
Cash, cash equivalents and restricted cash at end of period	$1,468.1	$602.6

Schedule I
Sales Mix
(in millions)
(unaudited)

	13 Weeks Ended October 30, 2021		13 Weeks Ended October 31, 2020

Net Sales:	Sales	of Total	Sales	of Total

Hardware and accessories (1)	$669.9	51.7%	$413.4	41.2%
Software (2)	434.5	33.5	444.4	44.2
Collectibles	192.2	14.8	146.9	14.6

Total	$1,296.6	100.0%	$1,004.7	100.0%

	39 Weeks Ended October 30, 2021		39 Weeks Ended October 31, 2020

	Net	Percent	Net	Percent
Net Sales (in millions):	Sales	of Total	Sales	of Total

Hardware and accessories (1)	$1,983.0	52.8%	$1,368.1	46.1%
Software (2)	1,229.0	32.7	1,247.9	42.0
Collectibles	544.8	14.5	351.7	11.9

Total	$3,756.8	100.0%	$2,967.7	100.0%

(1) Includes sales of new and pre-owned hardware, accessories, hardware bundles in which hardware and digital or physical software are sold together in a single SKU, interactive game figures, strategy guides, mobile and consumer electronics.
(2) Includes sales of new and pre-owned video game software, digital software and PC entertainment software.

GameStop Corp.
Schedule II
(in millions, except per share data)
(unaudited)
Non-GAAP results
The following tables reconcile the Company's selling, general and administrative expenses ("SG&A"), operating loss, net loss and loss per share as presented in its unaudited consolidated statements of operations and prepared in accordance with Generally Accepted Accounting Principles ("GAAP") to its adjusted SG&A, adjusted operating loss, adjusted net loss, adjusted EBITDA and adjusted loss per share. The diluted weighted-average shares outstanding used to calculated adjusted earnings per share may differ from GAAP weighted-average shares outstanding. Under GAAP, basic and diluted weighted-average shares outstanding are the same in periods where there is a net loss. The reconciliations below are from continuing operations only.

	13 Weeks Ended	13 Weeks Ended	39 Weeks Ended	39 Weeks Ended
	October 30, 2021	October 31, 2020	October 30, 2021	October 31, 2020
Adjusted SG&A
SG&A	$421.5	$360.4	$1,170.7	$1,095.1
Transformation costs	—	(0.7)	(6.5)	(2.0)
Significant transactions(1)	—	—	(0.4)	(7.5)
Severance, divestitures and other(2)	—	—	(18.3)	(7.8)
Adjusted SG&A	$421.5	$359.7	$1,145.5	$1,077.8

(1) Includes transaction costs associated with the sale of an aggregate of 8,500,000 shares of our common stock under our at-the market equity offering program during the 39 weeks ended October 30, 2021 (the "ATM Transactions"). Prior year includes transaction costs associated with our debt exchange.
(2) Severance includes cash and stock based compensation for key personnel that have separated from the Company.

Adjusted Operating Loss
Operating loss	$(102.9)	$(63.0)	$(201.7)	$(256.6)
Transformation costs	—	0.7	6.5	2.0
Asset impairments	—	—	0.6	4.8
Significant transactions(1)	—	(21.1)	0.4	(24.9)
Severance, divestitures and other(2)	—	—	18.3	7.8
Adjusted operating loss	$(102.9)	$(83.4)	$(175.9)	$(266.9)

(1) Includes transaction costs associated with our ATM Transactions paid in the 39 weeks ended October 30, 2021. Prior year includes the gain on sale of assets relating to sale-leaseback transactions and transaction costs associated with our debt exchange.
(2) Severance includes cash and stock based compensation for key personnel that have separated from the Company.

Adjusted Net Loss
Net loss	$(105.4)	$(18.8)	$(233.8)	$(295.8)
Loss from discontinued operations, net of tax	—	—	—	0.9
Net loss from continuing operations	$(105.4)	$(18.8)	$(233.8)	$(294.9)
Transformation costs	—	0.7	6.5	2.0
Asset impairments	—	—	0.6	4.8
Significant transactions(1)	—	(21.1)	18.6	(26.4)
Severance, divestitures and other(2)	—	—	18.3	7.8
Tax effect of non-GAAP adjustments	—	4.8	—	22.7
Adjusted net loss	$(105.4)	$(34.4)	$(189.8)	$(284.0)

Adjusted loss per share
Basic	$(1.39)	$(0.53)	$(2.65)	$(4.38)
Diluted	$(1.39)	$(0.53)	$(2.65)	$(4.38)

Number of shares used in adjusted calculation
Basic	75.9	65.2	71.5	64.9
Diluted	75.9	65.2	71.5	64.9

(1) Includes transaction costs associated with our ATM Transactions and first quarter make-whole premium and accelerated amortization of the deferred financing costs associated with the voluntary early redemption of the 2023 Senior Notes paid in the 39 weeks ended October 30, 2021. Prior year includes the gain on sale of assets relating to sale-leaseback transactions for the 13 weeks ended October 30, 2020, as well as a discount of open market purchases of the 2021 Senior Notes, and gain on the early retirement of debt, as well as the gain on retirement of debt for the 39 weeks ended October 31, 2020.
(2) Severance includes cash and stock based compensation for key personnel that have separated from the Company.

	13 Weeks Ended	13 Weeks Ended	39 Weeks Ended	39 Weeks Ended
	October 30, 2021	October 31, 2020	October 30, 2021	October 31, 2020
Reconciliation of Net Loss to Adjusted EBITDA
Net loss	$(105.4)	$(18.8)	$(233.8)	$(295.8)
Loss from discontinued operations, net of tax	—	—	—	0.9
Loss from continuing operations	$(105.4)	$(18.8)	$(233.8)	$(294.9)
Interest expense, net	0.8	9.7	26.0	23.9
Depreciation and amortization	16.9	19.4	53.2	61.1
Income tax expense (benefit)	1.7	(53.9)	6.1	14.4
EBITDA	$(86.0)	$(43.6)	$(148.5)	$(195.5)
Stock-based compensation	6.2	2.2	12.7	6.1
Transformation costs	—	0.7	6.5	2.0
Asset impairments	—	—	0.6	4.8
Significant transactions(1)	—	(21.1)	0.4	(24.9)
Severance, divestitures and other(2)	—	—	18.3	7.8
Adjusted EBITDA	$(79.8)	$(61.8)	$(110.0)	$(199.7)

(1) Includes transaction costs associated with the ATM Transactions paid in the 39 weeks ended October 30, 2021. Prior year includes the gain on sale of assets relating to sale-leaseback transactions and transaction costs associated with our debt exchange.
(2) Severance includes cash and stock-based compensation for key personnel that have separated from the Company.

GameStop Corp.
Schedule III
(in millions)
(unaudited)

Non-GAAP results
The following table reconciles the Company's cash flows provided by operating activities as presented in its unaudited Consolidated Statements of Cash Flows and prepared in accordance with GAAP to its free cash flow. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use by investors in evaluating the company’s financial performance.

	13 Weeks Ended	13 Weeks Ended	39 Weeks Ended	39 Weeks Ended
	October 30, 2021	October 31, 2020	October 30, 2021	October 31, 2020
Net cash flows used in operating activities	$(293.7)	$(184.6)	$(324.0)	$(41.1)
Capital expenditures	(12.5)	(15.1)	(40.7)	(32.6)
Free cash flow	$(306.2)	$(199.7)	$(364.7)	$(73.7)

Non-GAAP Measures and Other Metrics
Adjusted EBITDA is a supplemental financial measure of the Company’s performance that is not required by, or presented in accordance with, GAAP. We believe that the presentation of this non-GAAP financial measure provides useful information to investors in assessing our financial condition and results of operations. We define Adjusted EBITDA as net income (loss) before income taxes, plus interest expense, net and depreciation and amortization, excluding stock-based compensation, transformation costs, business divestitures, asset impairments, severance and other non-cash charges. Net income (loss) is the GAAP financial measure most directly comparable to Adjusted EBITDA. Our non-GAAP financial measures should not be considered as an alternative to the most directly comparable GAAP financial measure. Furthermore, non-GAAP financial measures have limitations as an analytical tool because they exclude some but not all items that affect the most directly comparable GAAP financial measures. Some of these limitations include:

•certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure;
•Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
•our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

We compensate for the limitations of Adjusted EBITDA as an analytical tool by reviewing the comparable GAAP financial measure, understanding the differences between the GAAP and non-GAAP financial measures and incorporating these data points into our decision-making process. Adjusted EBITDA is provided in addition to, and not as an alternative to, the Company’s financial results prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA may be defined and determined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Contact
GameStop Investor Relations
817-424-2001
ir@gamestop.com

GameStop Public Relations
646-386-0091
media@gamestop.com